Commitments and contingent liabilities	12 Months Ended
Dec. 31, 2017
Commitments and Contingencies Disclosure [Abstract]
Commitments and contingent liabilities
Commitments and contingent liabilities

Off-balance sheet arrangements

In the normal course of business, various commitments and contingent liabilities are outstanding that are not reflected in the accompanying consolidated balance sheets.

Our significant trading and off-balance sheet risks are securities, foreign currency and interest rate risk management products, commercial lending commitments, letters of credit and securities lending indemnifications. We assume these risks to reduce interest rate and foreign currency risks, to provide customers with the ability to meet credit and liquidity needs and to hedge foreign currency and interest rate risks. These items involve, to varying degrees, credit, foreign currency and interest rate risk not recognized on the balance sheet. Our off-balance sheet risks are managed and monitored in manners similar to those used for on-balance sheet risks.

The following table presents a summary of our off-balance sheet credit risks.

Off-balance sheet credit risks	Dec. 31,
(in millions)	2017	2016
Lending commitments	$51,467	$51,270
Standby letters of credit (a)	3,531	4,185
Commercial letters of credit	122	339
Securities lending indemnifications (b)(c)	432,084	317,690

(a)	Net of participations totaling $672 million at Dec. 31, 2017 and $662 million at Dec. 31, 2016.

(b)	Excludes the indemnification for securities for which BNY Mellon acts as an agent on behalf of CIBC Mellon clients, which totaled $69 billion at Dec. 31, 2017 and $61 billion at Dec. 31, 2016.

(c)	Includes cash collateral, invested in indemnified repurchase agreements, held by us as securities lending agent of $33 billion at Dec. 31, 2017 and $28 billion at Dec. 31, 2016.

The total potential loss on undrawn lending commitments, standby and commercial letters of credit, and securities lending indemnifications is equal to the total notional amount if drawn upon, which does not consider the value of any collateral.

Since many of the lending commitments are expected to expire without being drawn upon, the total amount does not necessarily represent future cash requirements. A summary of lending commitment maturities is as follows: $30.1 billion in less than one year, $21.2 billion in one to five years and $197 million over five years.

SBLCs principally support obligations of corporate clients and were collateralized with cash and securities of $160 million at Dec. 31, 2017 and $293 million at Dec. 31, 2016. At Dec. 31, 2017, $2.5 billion of the SBLCs will expire within one year and $1.0 billion in one to five years.

We must recognize, at the inception of an SBLC and foreign and other guarantees, a liability for the fair value of the obligation undertaken in issuing the guarantee. The fair value of the liability, which was recorded with a corresponding asset in other assets, was estimated as the present value of contractual customer fees. The estimated liability for losses related to SBLCs and foreign and other guarantees, if any, is included in the allowance for lending-related commitments. The allowance for lending-related commitments was $102 million at Dec. 31, 2017 and $112 million at Dec. 31, 2016.

Payment/performance risk of SBLCs is monitored using both historical performance and internal ratings criteria. BNY Mellon’s historical experience is that SBLCs typically expire without being funded. SBLCs below investment grade are monitored closely for payment/performance risk. The table below shows SBLCs by investment grade:

Standby letters of credit	Dec. 31,
	2017	2016
Investment grade	84%	89%
Non-investment grade	16%	11%

A commercial letter of credit is normally a short-term instrument used to finance a commercial contract for the shipment of goods from a seller to a buyer. Although the commercial letter of credit is contingent upon the satisfaction of specified conditions, it represents a credit exposure if the buyer defaults on the underlying transaction. As a result, the total contractual amounts do not necessarily represent future cash requirements. Commercial letters of credit totaled $122 million at Dec. 31, 2017 and $339 million at Dec. 31, 2016.

We expect many of the lending commitments and letters of credit to expire without the need to advance any cash. The revenue associated with guarantees frequently depends on the credit rating of the obligor and the structure of the transaction, including collateral, if any.

A securities lending transaction is a fully collateralized transaction in which the owner of a security agrees to lend the security (typically through an agent, in our case, The Bank of New York Mellon), to a borrower, usually a broker-dealer or bank, on an open, overnight or term basis, under the terms of a prearranged contract.

We typically lend securities with indemnification against borrower default. We generally require the borrower to provide collateral with a minimum value of 102% of the fair value of the securities borrowed, which is monitored on a daily basis, thus reducing credit risk. Market risk can also arise in securities lending transactions. These risks are controlled through policies limiting the level of risk that can be undertaken. Securities lending transactions are generally entered into only with highly rated counterparties. Securities lending indemnifications were secured by collateral of $451 billion at Dec. 31, 2017 and $331 billion at Dec. 31, 2016.

CIBC Mellon, a joint venture between BNY Mellon and the Canadian Imperial Bank of Commerce (“CIBC”), engages in securities lending activities.  CIBC Mellon, BNY Mellon and CIBC jointly and severally indemnify securities lenders against specific types of borrower default.  At Dec. 31, 2017 and Dec. 31, 2016, $69 billion and $61 billion, respectively, of borrowings at CIBC Mellon, for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, were secured by collateral of $73 billion and $64 billion, respectively. If, upon a default, a borrower’s collateral was not sufficient to cover its related obligations, certain losses related to the indemnification could be covered by the indemnitors.

Industry concentrations

We have significant industry concentrations related to credit exposure at Dec. 31, 2017. The tables below present our credit exposure in the financial institutions and commercial portfolios.

Financial institutions portfolio exposure (in billions)	Dec. 31, 2017
	Loans	Unfunded commitments	Total exposure
Securities industry	$3.6	$19.2	$22.8
Banks	7.0	1.2	8.2
Asset managers	1.4	6.4	7.8
Insurance	0.1	3.5	3.6
Government	0.1	0.9	1.0
Other	0.9	1.3	2.2
Total	$13.1	$32.5	$45.6

Commercial portfolio exposure (in billions)	Dec. 31, 2017
	Loans	Unfunded commitments	Total exposure
Manufacturing	$1.3	$6.1	$7.4
Services and other	0.9	6.0	6.9
Energy and utilities	0.7	4.4	5.1
Media and telecom	—	1.5	1.5
Total	$2.9	$18.0	$20.9

Major concentrations in securities lending are primarily to broker-dealers and are generally collateralized with cash and/or securities.

Operating leases

Net rent expense for premises and equipment was $285 million in 2017, $301 million in 2016 and $329 million in 2015.
At Dec. 31, 2017, we were obligated under various noncancelable lease agreements, some of which provide for additional rents based upon real estate taxes, insurance and maintenance and for various renewal options. A summary of the future minimum rental commitments under noncancelable operating leases, net of related sublease revenue, is as follows: 2018—$292 million; 2019—$279 million; 2020—$262 million; 2021—$227 million; 2022—$204 million and 2023 and thereafter—$754 million.

Exposure for certain administrative errors

In connection with certain offshore tax-exempt funds that we manage, we may be liable to the funds for certain administrative errors. The errors relate to the resident status of such funds, potentially exposing the Company to a tax liability related to the funds’ earnings. The Company is in discussions with tax authorities regarding the funds. We believe we are appropriately accrued and the additional reasonably possible exposure is not significant.

Indemnification arrangements

We have provided standard representations for underwriting agreements, acquisition and divestiture agreements, sales of loans and commitments, and other similar types of arrangements and customary indemnification for claims and legal proceedings related to providing financial services that are not otherwise included above. Insurance has been purchased to mitigate certain of these risks. Generally, there are no stated or notional amounts included in these indemnifications and the contingencies triggering the obligation for indemnification are not expected to occur. Furthermore, often counterparties to these transactions provide us with comparable indemnifications. We are unable to develop an estimate of the maximum payout under these indemnifications for several reasons. In addition to the lack of a stated or notional amount in a majority of such indemnifications, we are unable to predict the nature of events that would trigger indemnification or the level of indemnification for a certain event. We believe, however, that the possibility that we will have to make any material payments for these indemnifications is remote. At Dec. 31, 2017 and Dec. 31, 2016, we have not recorded any material liabilities under these arrangements.

Clearing and settlement exchanges

We are a noncontrolling equity investor in, and/or member of, several industry clearing or settlement exchanges through which foreign exchange, securities, derivatives or other transactions settle. Certain of these industry clearing and settlement exchanges require their members to guarantee their obligations and liabilities and/or to provide liquidity support in the event other members do not honor their obligations. We believe the likelihood that a clearing or settlement exchange (of which we are a member) would become insolvent is remote. Additionally, certain settlement exchanges have implemented loss allocation policies that enable the exchange to allocate settlement losses to the members of the exchange. It is not possible to quantify such mark-to-market loss until the loss occurs. Any ancillary costs that occur as a result of any mark-to-market loss cannot be quantified. In addition, we also sponsor clients as members on clearing and settlement exchanges and guarantee their obligations. At Dec. 31, 2017 and Dec. 31, 2016, we have not recorded any material liabilities under these arrangements.

Legal proceedings

In the ordinary course of business, BNY Mellon and its subsidiaries are routinely named as defendants in or made parties to pending and potential legal actions. We also are subject to governmental and regulatory examinations, information-gathering requests, investigations and proceedings (both formal and informal). Claims for significant monetary damages are often asserted in many of these legal actions, while claims for disgorgement, restitution, penalties and/or other remedial actions or sanctions may be sought in governmental and regulatory matters. It is inherently difficult to predict the eventual outcomes of such matters given their complexity and the particular facts and circumstances at issue in each of these matters. However, on the basis of our current knowledge and understanding, we do not believe that judgments, settlements or orders, if any, arising from these matters (either individually or in the aggregate, after giving effect to applicable reserves and insurance coverage) will have a material adverse effect on the consolidated financial position or liquidity of BNY Mellon, although they could have a material effect on net income in a given period.

In view of the inherent unpredictability of outcomes in litigation and governmental and regulatory matters, particularly where (i) the damages sought are substantial or indeterminate, (ii) the proceedings are in the early stages, or (iii) the matters involve novel legal theories or a large number of parties, as a matter of course there is considerable uncertainty surrounding the timing or ultimate resolution of litigation and governmental and regulatory matters, including a possible eventual loss, fine, penalty or business impact, if any, associated with each such matter. In accordance with applicable accounting guidance, BNY Mellon establishes accruals for litigation and governmental and regulatory matters when those matters proceed to a stage where they present loss contingencies that are both probable and reasonably estimable. In such cases, there may be a possible exposure to loss in excess of any amounts accrued. BNY Mellon will continue to monitor such matters for developments that could affect the amount of the accrual, and will adjust the accrual amount as appropriate. If the loss contingency in question is not both probable and reasonably estimable, BNY Mellon does not establish an accrual and the matter will continue to be monitored for any developments that would make the loss contingency both probable and reasonably estimable. BNY Mellon believes that its accruals for legal proceedings are appropriate and, in the aggregate, are not material to the consolidated financial position of BNY Mellon, although future accruals could have a material effect on net income in a given period.

For certain of those matters described here for which a loss contingency may, in the future, be reasonably possible (whether in excess of a related accrued liability or where there is no accrued liability), BNY Mellon is currently unable to estimate a range of reasonably possible loss. For those matters described here where BNY Mellon is able to estimate a reasonably possible loss, the aggregate range of such reasonably possible loss is up to $840 million in excess of the accrued liability (if any) related to those matters.

The following describes certain judicial, regulatory and arbitration proceedings involving BNY Mellon:

Mortgage-Securitization Trusts Proceedings
The Bank of New York Mellon has been named as a defendant in a number of legal actions brought by MBS investors alleging that the trustee has expansive duties under the governing agreements, including the duty to investigate and pursue breach of representation and warranty claims against other parties to the MBS transactions. These actions include a lawsuit brought in New York State court on June 18, 2014, and later re-filed in federal court, by a group of institutional investors who purport to sue on behalf of 249 MBS trusts.

Matters Related to R. Allen Stanford
In late December 2005, Pershing LLC (“Pershing”) became a clearing firm for Stanford Group Co. (“SGC”), a registered broker-dealer that was part of a group of entities ultimately controlled by R. Allen Stanford (“Stanford”). Stanford International Bank (“SIB”), also controlled by Stanford, issued certificates of deposit (“CDs”). Some investors allegedly wired funds from their SGC accounts to purchase CDs. In 2009, the SEC charged Stanford with operating a Ponzi scheme in connection with the sale of CDs, and SGC was placed into receivership. Alleged purchasers of CDs have filed 15 lawsuits against Pershing that are pending in Texas, including two putative class actions. The purchasers allege that Pershing, as SGC’s clearing firm, assisted Stanford in a fraudulent scheme and assert contractual, statutory and common law claims. In addition, two FINRA arbitration proceedings have been initiated by alleged purchasers asserting similar claims.

Brazilian Postalis Litigation
BNY Mellon Servicos Financeiros DTVM S.A. (“DTVM”), a subsidiary that provides a number of asset services in Brazil, acts as administrator for certain investment funds in which the exclusive investor is a public pension fund for postal workers called Postalis-Instituto de Seguridade Social dos Correios e Telégrafos (“Postalis”). On Aug. 22, 2014, Postalis sued DTVM in Rio de Janeiro, Brazil for losses related to a Postalis investment fund for which DTVM serves as fund administrator. Postalis alleges that DTVM failed to properly perform alleged duties, including duties to conduct due diligence of and exert control over the fund manager, Atlântica Administração de Recursos (“Atlântica”), and Atlântica’s investments. On March 12, 2015, Postalis filed a lawsuit in Rio de Janeiro against DTVM and BNY Mellon Administração de Ativos Ltda. (“Ativos”) alleging failure to properly perform alleged duties relating to another fund of which DTVM is administrator and Ativos is investment manager. On Dec. 14, 2015, Associaceão Dos Profissionais Dos Correiros (“ADCAP”), a Brazilian postal workers association, filed a lawsuit in São Paulo against DTVM and other defendants alleging that DTVM improperly contributed to investment losses in the Postalis portfolio. On March 20, 2017, the lawsuit was dismissed without prejudice, and ADCAP has appealed that decision. On Dec. 17, 2015, Postalis filed three additional lawsuits in Rio de Janeiro against DTVM and Ativos alleging failure to properly perform alleged duties and liabilities for losses with respect to investments in several other funds. On Feb. 4, 2016, Postalis filed another lawsuit in Brasilia against DTVM, Ativos and BNY Mellon Alocação de Patrimônio Ltda., an investment management subsidiary, alleging failure to properly perform duties and liability for losses with respect to investments in various other funds of which the defendants were administrator and/or manager. The lawsuit has been transferred to São Paulo. On Jan. 16, 2018, the Brazilian Federal Prosecutor’s Office filed a civil lawsuit in São Paulo against DTVM alleging liability for Postalis losses based on alleged failures by DTVM to properly perform certain duties while acting as administrator and/or manager to certain funds in which Postalis invested.

Depositary Receipt Litigation
Between late December 2015 and February 2016, four putative class action lawsuits were filed against BNY Mellon asserting claims relating to BNY Mellon’s foreign exchange pricing when converting dividends and other distributions from non-U.S. companies in its role as depositary bank to Depositary Receipt issuers. The claims are for breach of contract and violations of ERISA. The lawsuits have been consolidated into two suits that are pending in federal court in the Southern District of New York.

Brazilian Silverado Litigation
DTVM acts as administrator for the Fundo de Investimento em Direitos Creditórios Multisetorial Silverado Maximum (“Silverado Maximum Fund”), which invests in commercial credit receivables. On June 2, 2016, the Silverado Maximum Fund sued DTVM in its capacity as administrator, along with Deutsche Bank S.A. - Banco Alemão in its capacity as custodian and Silverado Gestão e Investimentos Ltda. in its capacity as investment manager. The Fund alleges that each of the defendants failed to fulfill its respective duty, and caused losses to the Fund for which the defendants are jointly and severally liable.

Depositary Receipt Pre-Release Inquiry
In March 2014, the Staff of the U.S. Securities and Exchange Commission’s Enforcement Division (the “Staff”) commenced an investigation into certain issuers of American Depositary Receipts (“ADRs”), including BNY Mellon, for the period of 2011 to 2015. The Staff has issued several requests to BNY Mellon for information relating to the pre-release of ADRs. In May 2017, BNY Mellon began discussions with the Staff about a possible resolution of the investigation. BNY Mellon has fully cooperated with this matter.